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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 5, 2001


                          Irvine Sensors Corporation
            (Exact name of registrant as specified in its charter)


           Delaware                        1-8402                33-0280334
   (State or other jurisdiction          (Commission           (I.R.S. Employer
        of incorporation)                File Number         Identification No.)

                              3001 Redhill Avenue
                         Costa Mesa, California 92626
         (Address of principal executive offices, including Zip Code)

                                (714) 549-8211
             (Registrant's telephone number, including area code)

Item 5.    Other Events

         On April 12, 2001, we filed a registration statement (File No. 333-58816) on Form S-3 with the Securities and Exchange Commission relating to the public offering by us from time to time, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $100,000,000 of our securities. On May 4, 2001, the SEC declared this registration statement effective. We refer to the prospectus contained in that registration statement as the final prospectus.

         On June 6, 2001, we filed with the SEC a supplement to the final prospectus, dated June 5, 2001, relating to the issuance and sale of 2,461,538 shares of our common stock and 2,461,538 warrants to purchase an additional share of common stock, and on June 28, 2001, we filed an additional supplement to the final prospectus, dated June 26, 2001, relating to the issuance and sale of 1,416,666 shares of our common stock. In connection with the filing of those supplements, we are filing as part of this Form 8-K the exhibits listed in Item 7 -Financial Statements and Exhibits.

Item 7.  Financial Statements and Exhibits
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         Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit
Number                                Exhibit
------                                -------

1.1 Finder's Agreement between Irvine Sensors Corporation and Atlas Capital Services, Inc., dated June 4, 2001
4.1      Form of Warrant to be issued to purchasers
4.2      Form of Warrant to be issued to finder


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: June 28, 2001

                                                   IRVINE SENSORS CORPORATION



                                                   By: /s/ John J. Stuart, Jr.
                                                       -------------------------
                                                       John J. Stuart, Jr.
                                                       Senior Vice President and
                                                       Chief Financial Officer